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                                                                      EXHIBIT 10

                             TELENETICS CORPORATION

                      Promissory Note Due December 20, 2004

$_________.00                                                Irvine, California
                                                            September ___, 2004

         FOR VALUE RECEIVED, the undersigned, Telenetics Corporation, a California corporation (the "COMPANY"), hereby promises to pay to _________________________ ("HOLDER") the principal sum of _____________________
Dollars ($_________.00), together with interest on the unpaid principal amount hereof at the rate of One-Half of One Percent (0.5%) per week, in accordance with the terms of this note (this "NOTE"). This Note is one of three substantially identical notes (each a "DECEMBER NOTE") being issued by the Company to three accredited investors in a private placement.

         1. PAYMENTS OF PRINCIPAL AND INTEREST. Interest on the unpaid principal portion of this Note will accrue at a rate of One-Half of One Percent (0.5%) per week from the date hereof. The unpaid principal balance of and accrued but unpaid interest on this Note shall be due and payable in full on December 20, 2004. Notwithstanding the foregoing, concurrently with the consummation of a financing described in subparagraph 1(a) of this Note, the Company shall prepay to the Holder an amount of the principal balance of and accrued but unpaid interest on this Note calculated as set forth in subparagraph 1(a) of this Note.

                  (a) The required prepayment to the Holder shall be equal to the Holder's pro rata portion ("HOLDER'S PORTION") of one-half (1/2) of the net proceeds that the Company receives from any equity or debt financing (with the exception of the Company's pending restructuring of its Secured Debentures and its pending private placement of Unsecured Promissory Notes) during the period that the December Notes or any portion thereof are outstanding. The Holder's Portion shall be calculated based upon the ratio that the original principal balance of this Note bears to the aggregate original principal balances of the three December Notes, except that the Holder's Portion shall in no event exceed the unpaid principal and interest balance outstanding under this Note at the time of prepayment.

                  (b) The undersigned may prepay all or part of the outstanding principal balance of this Note, together with all accrued but unpaid interest thereon, without penalty. All payments of principal of and interest on this Note shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts.

         2. DEFAULT.

                  2.1 EVENTS OF DEFAULT. If any of the following events (herein called "EVENTS OF DEFAULT") shall occur:

                  (a) the Company shall default in the payment of any part of the principal of this Note;

                  (b) the Company shall default in the payment of any interest on this Note for more than three (3) days after the same shall become due and payable;

                  (c) the Company shall breach or default in the performance of any covenant or warranty of the Company in this Note, and continuance of such breach for a period of ten (10) days after there has been given, by registered or certified mail, to the Company by the holder of this Note, a written notice specifying such breach or default and requiring it to be remedied;




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                  (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; or

                  (e) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action in furtherance of any of the foregoing;

then and in any such event the holder of this Note may at any time (unless all defaults theretofore or thereupon shall have been remedied) at its option, by written notice to the Company, declare this Note to be due and payable, whereupon the same shall forthwith mature and become due and payable without presentment, demand, protest or other notice, all of which are hereby waived.

                  2.2 REMEDIES ON AND NOTICES OF DEFAULT. Subject to the provisions of SECTION 3, in case any one or more Events of Default shall occur, the Holder may proceed to protect and enforce the rights of such holder by a suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any agreement contained in this Note, or for an injunction against a violation of any of the terms or provisions hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law. In case of a default under this Note, the Company will pay to the Holder such further amount as shall be sufficient to cover the reasonable cost and expense of enforcement, including, without limitation, reasonable attorneys' fees. If the Holder shall give any notice or take any other action in respect of a claimed default, the Company shall forthwith give written notice thereof to all other holders of December Notes at the time outstanding, describing the notice or action and the nature of the claimed default. No course of dealing and no delay on the part of the Holder in exercising any right shall operate as a waiver thereof or otherwise prejudice such Holder's rights or the rights of the holder of any other December Note. No remedy conferred by this Note upon the Holder shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

         3. COVENANTS.

                  (a) The Company will duly and punctually pay the principal of and interest on this Note in accordance with the terms of this Note.

                  (b) The Company (or any successor by merger, consolidation or otherwise) will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and franchises; PROVIDED, HOWEVER, that the Company shall not be required to preserve any right or franchise if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the holder of this Note.

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         4. MISCELLANEOUS.

                  (a) This Note shall be governed by and construed in accordance with the laws of the State of California. Any dispute, action, litigation or other proceeding concerning this Note shall be brought and maintained in the state or federal courts having jurisdiction over and located in County Orange, State of California. If any one or more of the provisions contained in this Note shall for any reason be found by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, the parties agree that such court may modify such provision to the extent necessary to make it valid, legal and enforceable. In any event, such provision shall be separable and shall not limit or affect the validity, legality or enforceability of any other provision hereunder.

                  (b) If this Note is collected by law or through an attorney for collection or enforcement, the holder hereof shall be entitled to collect reasonable attorneys' fees and all costs of collection from the Company. The Company hereby waives presentment for payment, notice of nonpayment, protest and notice of protest.

                  (c) Unless otherwise specifically stated herein, all notices, demands, payments or other communications to be given or delivered pursuant to this Note shall be in writing and shall be given to the Company at its principal executive offices and to the holder of this Note at the holder's last known address as shown in the records of the Company.

                  (d) All of the covenants contained herein shall bind the Company, its successors and assigns. This Note and any rights related thereto may not be assigned by the holder of this Note to any third party, and this Note is non-negotiable and may not be transferred by endorsement or delivery.

         IN WITNESS WHEREOF, the Company has executed and delivered this Note on the date first written above.

                                     TELENETICS CORPORATION

                                     By:
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                                            David Stone, President and
                                            Chief Executive Officer

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